UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 5, 2021 (February 4, 2021)

CORELOGIC, INC.

(Exact Name of the Registrant as Specified in Charter)

Delaware	001-13585	95-1068610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Pacifica	Irvine	California	92618-7471
(Street Address)	(City)	(State)	(Zip Code)

Registrant’s telephone number, including area code (949) 214-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s)	Name of exchange on which registered
Common Stock, $0.00001 par value	CLGX	New York Stock Exchange
Preferred Stock Purchase Rights	CLGX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Merger Agreement

On February 4, 2021, CoreLogic, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated February 4, 2021, by and among the Company, Celestial-Saturn Parent Inc., a Delaware corporation (“Parent”), and Celestial-Saturn Merger Sub Inc., a Delaware corporation (“Acquisition Sub”), providing for the acquisition of the Company by affiliates of Stone Point Capital Partners and Insight Partners, subject to the terms and conditions set forth therein (the “Merger”).

The Company’s board of directors (the “Board”) unanimously (i) approved the Merger Agreement, the Merger of Acquisition Sub with and into the Company, pursuant to the Delaware General Corporation Law upon the terms and subject to the conditions set forth in the Merger Agreement, and the other transactions contemplated thereby, (ii) determined that the Merger and the other transactions contemplated by the Merger Agreement are advisable and in the best interests of the Company and its stockholders and (iii) subject to the terms of the Merger Agreement, resolved to recommend the adoption of the Merger Agreement by the Company’s stockholders.

As a result of the Merger, except as otherwise provided in the Merger Agreement, each share of common stock, par value $0.00001 per share, of the Company (“Common Stock”) issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) shall be converted into the right to receive $80.00 per share in cash, without interest (the “Merger Consideration”).

Pursuant to the Merger Agreement, at the Effective Time:

•

each Company stock option (whether or not vested) that is outstanding immediately prior to the Effective Time shall automatically vest (if unvested) and be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the excess, if any, of (A) the Merger Consideration over (B) the per-share exercise price for such Company stock option multiplied by (ii) the total number of shares of Common Stock underlying such Company stock option, provided that if the exercise price per share of Common Stock of such Company stock option is equal to or greater than the Merger Consideration, such Company stock option shall be cancelled without any cash payment or other consideration being made in respect thereof;

•

each Company time-based restricted stock unit that is outstanding immediately prior to the Effective Time shall automatically vest (if unvested) and be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the total number of shares of Common Stock underlying such Company time-based restricted stock unit (including any shares of Common Stock in respect of dividend equivalent units credited thereon) multiplied by (ii) the Merger Consideration;

•

each Company performance-based restricted stock unit that is outstanding immediately prior to the Effective Time shall automatically vest (if unvested) and be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the number of shares of Common Stock underlying such Company performance-based restricted stock unit (including any shares of Common Stock in respect of dividend equivalent units credited thereon) with performance measured in accordance with the terms of the applicable governing documents, as determined by the Board or a committee thereof after consultation with Parent prior to the Effective Time multiplied by (ii) the Merger Consideration.

If the Merger is consummated, the Company’s securities will be de-listed from the New York Stock Exchange and de-registered under the Securities Exchange Act of 1934 as soon as practicable following the Effective Time.

Conditions to the Merger and Closing

Completion of the Merger is subject to customary closing conditions, including (i) the adoption of the Merger Agreement by the holders of a majority of the outstanding shares of Common Stock (the “Requisite Stockholder Approval”), (ii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and the expiration of applicable waiting periods or clearance of the Merger, as applicable, under the antitrust and foreign investment laws of certain other jurisdictions, (iii) absence of any law or order, issued by certain governmental authorities of competent jurisdiction, prohibiting the Merger, (iv) no Company Material Adverse Effect (as defined in the Merger Agreement) having occurred since the date of the Merger Agreement and (v) other customary closing conditions. Completion of the Merger is not subject to a financing condition.

Regulatory Efforts

The parties to the Merger Agreement have agreed to use their respective reasonable best efforts to consummate and make effective the transactions contemplated by the Merger Agreement and to cause the conditions to the Merger to be satisfied as expeditiously as practicable. In furtherance thereof, Parent and Acquisition Sub have agreed to take promptly any and all steps necessary or reasonably advisable or as may be required by any governmental authority to avoid or eliminate each and every impediment and obtain all consents under any antitrust laws that may be required by any governmental authority so as to enable the parties to consummate the transactions contemplated by the Merger Agreement, including the Merger, as expeditiously as possible.

Non-Solicitation of Competing Offers

From the execution of the Merger Agreement until the earlier of the Effective Time and the termination of the Merger Agreement, the Company must comply with customary non-solicitation restrictions.

Subject to certain customary “fiduciary out” exceptions, the Board is required to recommend that the Company’s stockholders vote in favor of the approval of the Merger, the Merger Agreement and the transactions contemplated thereby. However, the Company may, prior to the receipt of the Requisite Stockholder Approval, make an Adverse Recommendation Change (as defined in the Merger Agreement) in connection with a Company Superior Proposal or Intervening Event (each as defined the Merger Agreement) if the Company complies with certain notice and other requirements set forth in the Merger Agreement, including the payment of the Termination Fee to Parent or its designee (as defined in the Merger Agreement).

Termination and Fees

Either the Company or Parent may terminate the Merger Agreement in certain circumstances, including if (i) the Merger shall not have been consummated on or before 5:00 p.m. (New York City time) on August 9, 2021, (ii) a governmental authority of competent jurisdiction has issued a final non-appealable law or order prohibiting the Merger, (iii) the Requisite Stockholder Approval is not obtained at the stockholders’ meeting duly convened therefor or (iv) the other party materially breaches, and does not cure, any representation or covenant that would cause the related condition to the other party’s obligation to consummate the Merger not to be satisfied, in each case subject to certain limitations set forth in the Merger Agreement.

The Company may terminate the Merger Agreement, and receive a reverse termination fee from Parent of $330 million, if (i) Parent or Acquisition Sub materially breaches, and does not cure, any representation or covenant that would cause any conditions to the Company’s obligation to consummate the Merger not to be satisfied or (ii) all conditions to the Merger have been and continue to be satisfied (subject to customary exceptions) and Parent fails to consummate the Merger after receiving written notification from the Company.

The Company may also terminate the Merger Agreement if, prior to receipt of the Requisite Stockholder Approval, the Board shall have authorized the Company to enter into an Alternative Acquisition Agreement (as defined in the Merger Agreement) with respect to a Superior Proposal and, substantially concurrently with such termination, the Company enters into such Alternative Acquisition Agreement and pays a termination fee of $165 million to Parent.

Parent may terminate the Merger Agreement, and receive a termination fee from the Company of $165 million, if the Board has made an Adverse Recommendation Change, which termination right shall expire upon the Requisite Stockholder Approval having been obtained.

If a third party makes a Competing Proposal (as defined in the Merger Agreement) to the Company or its stockholders after February 4, 2021, the Merger Agreement is subsequently terminated by either the Company or Parent because the Requisite Stockholder Approval (as defined in the Merger Agreement) is not obtained or by Parent because the Company knowingly and intentionally breached any covenant or agreement under the Merger Agreement (and the Competing Proposal is not withdrawn at least 5 Business Days (as defined in the Merger Agreement) prior to the event that gave rise to the termination) and within 12 months of such termination, the Company enters into an acquisition or similar agreement (that is later consummated) regarding or consummates a transaction involving a Competing Proposal, the Company shall pay a termination fee of $165 million to Parent.

Financing

Parent has obtained equity and debt financing commitments for the purpose of financing the transactions contemplated by the Merger Agreement. Investment funds managed by Stone Point Capital Partners and Insight Partners (the “Investor Group”) have committed to capitalize Parent at the closing of the Merger with an aggregate equity contribution of $2.5 billion, subject to the terms and conditions set forth in the equity commitment letters. In addition, the Investor Group has guaranteed payment of the termination fee payable by Parent under certain circumstances, as well as certain enforcement costs and reimbursement obligations that may be owed by Parent pursuant to the Merger Agreement, subject to the terms and conditions set forth in the Merger Agreement and limited guarantees provided by the Investor Group to the Company.

JPMorgan Chase Bank, N.A. (the “Lender”) has agreed to provide Parent with debt financing in an aggregate principal amount of up to $5.5 billion on the terms and subject to the conditions set forth in a debt commitment letter. The obligations of the Lender to provide debt financing under the debt commitment letter are subject to a number of customary conditions.

Other Terms of the Merger Agreement

The Company has made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants to use its reasonable best efforts to conduct its business in the ordinary course of business during the period between the date of the Merger Agreement and the earlier of the Effective Time and the termination of the Merger Agreement and to not engage in specified types of transactions during this period, subject to certain exceptions.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein. The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent, Acquisition Sub, the Investor Group or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, Parent and Acquisition Sub and the transactions contemplated by the Merger Agreement that will be contained in or attached as an annex to the proxy statement that the Company will file in connection with the transactions contemplated by the Merger Agreement, as well as in the other filings that the Company will make with the U.S. Securities and Exchange Commission.

Rights Agreement Amendment

On February 4, 2021, in connection with the execution of the Merger Agreement, the Company also entered into an amendment to its Rights Agreement (the “Rights Agreement Amendment”), dated as of July 6, 2020, by and between the Company and Equiniti Trust Company, as rights agent (the “Rights Agreement”), in order to (i) render the Rights Agreement inapplicable to the Merger and the transactions contemplated by the Merger Agreement, (ii) ensure that in connection with the transactions contemplated by the Merger Agreement, neither Parent, Acquisition Sub or any of their “Affiliates” or “Associates” (each as defined in the Rights Agreement) shall be deemed to be or become an “Acquiring Person” (as defined in the Rights Agreement) and (iii) provide that the “Expiration Date” (as defined in the Rights Agreement) shall occur immediately prior to the Effective Time.

Item 9.01	Exhibits.

(d)    Exhibits

No.	Description

2.1	Agreement and Plan of Merger, dated as of February 4, 2021, among the Company, Celestial-Saturn Parent Inc. and Celestial-Saturn Merger Sub Inc.*

4.1	Amendment to Rights Agreement, dated as of February 4, 2021, by and between the Company and Equiniti Trust Company

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* The schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon request.

Safe Harbor / Forward Looking Statements

Certain statements made in this communication are “forward-looking statements” within the meaning of the federal securities laws, including but not limited to those statements related to the Merger, including financial estimates and statements as to the expected timing, completion and effects of the Merger. Risks and uncertainties exist that may cause the results to differ materially from those set forth in these forward-looking statements. These risks and uncertainties include but are not limited to: (i) the completion of the Merger on the anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the acquisition; (ii) the ability of Stone Point Capital Partners and Insight Partners to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Merger; (iii) potential litigation relating to the Merger that could be instituted against Stone Point Capital Partners, Insight Partners, CoreLogic or their respective directors, managers or officers, including the effects of any outcomes related thereto; (iv) the risk that disruptions from the Merger will harm CoreLogic’s business, including current plans and operations; (v) the ability of CoreLogic to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; (vii) continued availability of capital and financing and rating agency actions; (viii) legislative, regulatory and economic developments; (ix) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect CoreLogic’s financial performance; (x) certain restrictions during the pendency of the Merger that may impact CoreLogic’s ability to pursue certain business opportunities or strategic transactions; (xi) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (xii) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger, including in circumstances requiring CoreLogic to pay a termination fee; (xiv) those risks and uncertainties set forth in Part I, Item 1A of CoreLogic’s most recent Annual Report on Form 10-K and Part II, Item 1A of CoreLogic’s subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by CoreLogic with the Securities and Exchange Commission (the “SEC”); and (xv) those risks that will be described in the proxy statement that will be filed with the SEC and available from the sources indicated below. These risks, as well as other risks associated with the Merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the Merger. While the list of factors presented here is, and the list of factors to be presented in the proxy statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on CoreLogic’s consolidated financial condition, results of operations, credit rating or liquidity. The forward-looking statements speak only as of the date they are made. CoreLogic does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Important Additional Information and Where to Find It

This communication is being made in connection with the Merger. In connection with the Merger, the Company plans to file a proxy statement and certain other documents regarding the Merger with the SEC. The definitive proxy statement (if and when available) will be mailed to stockholders of CoreLogic. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT THAT WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Stockholders will be able to obtain, free of charge, copies of such documents filed by CoreLogic when filed with the SEC in connection with the Merger at the SEC’s website (http://www.sec.gov). In addition, stockholders will be able to obtain, free of charge, copies of such documents filed by CoreLogic at CoreLogic’s website (https://investor.corelogic.com). Alternatively, these documents, when available, can be obtained free of charge from CoreLogic upon written request to CoreLogic at 40 Pacifica, Irvine, CA 92618, Attn: Dan Smith, or by calling 703-610-5410.

Participants in the Solicitation

CoreLogic and certain of its directors, executive officers and other employees will be participants in the solicitation of proxies from stockholders of CoreLogic in connection with the Merger. Additional information regarding the identity of the participants, and their respective direct and indirect interests in the Merger, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with the Merger (if and when they become available). Information relating to the foregoing can also be found in CoreLogic’s definitive proxy statement for its special meeting of stockholders on November 17, 2020, filed with the SEC on September 22, 2020 (the “Special Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Special Meeting Proxy Statement, such information has been or will be reflected on CoreLogic’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2021
CORELOGIC, INC.

	By:	/s/ Frank D. Martell
	Name:	Frank D. Martell
	Title:	President and Chief Executive
Officer